     As filed with the Securities and Exchange Commission on July 11, 1996,
                                                      Registration No. 333-
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -----------------------

                              SIEBEL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                                            94-3187233
State of Incorporation                        I.R.S. Employer Identification No.

                            -----------------------

                               4005 Bohannon Drive
                          Menlo Park, California 94025
                                 (415) 329-6500
          (Address and telephone number of principal executive offices)

                            -----------------------

                           1996 Equity Incentive Plan
                          Employee Stock Purchase Plan
                            (Full title of the plans)

                                Thomas M. Siebel
                 Chairman, Chief Executive Officer and President
                               4005 Bohannon Drive
                          Menlo Park, California 94025
                                 (415) 329-6500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            -----------------------

                                   Copies to:
                              Eric C. Jensen, Esq.
                     Cooley Godward Castro Huddleson & Tatum
                     3000 Sand Hill Road, Bldg. 3, Suite 230
                          Menlo Park, California 94025
                                 (415) 843-5000

                            -----------------------

                         CALCULATION OF REGISTRATION FEE

================================================================================================
================================================================================================
                                        PROPOSED MAXIMUM     PROPOSED MAXIMUM
TITLE OF SECURITIES    AMOUNT TO BE    OFFERING PRICE PER   AGGREGATE OFFERING      AMOUNT OF
 TO BE REGISTERED       REGISTERED          SHARE(1)             PRICE(1)       REGISTRATION FEE
- ------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (par
  value $.001)          5,483,790       $4.21 & $28.375     $49,205,254.50      $16,968.00
================================================================================================



(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on July 8, 1996 as reported on the Nasdaq National Market.

================================================================================
         The chart below details the calculations of the registration fee.

===================================================================================
                                 NUMBER OF      OFFERING PRICE        AGGREGATE
SECURITIES                        SHARES           PER SHARE        OFFERING PRICE
- -----------------------------------------------------------------------------------
Shares issuable pursuant to
outstanding options under
the 1996 Equity Incentive
Plan                            4,402,950         $4.21            $18,536,419.50
- -----------------------------------------------------------------------------------
Shares available for
additional grants under the
1996 Equity Incentive Plan        730,840         $28.375          $20,737,585
- -----------------------------------------------------------------------------------
Shares issuable pursuant to
the Employee Stock
Purchase Plan                     350,000         $28.375          $ 9,931,250
- -----------------------------------------------------------------------------------
Proposed Maximum
Offering Price                                                     $49,205,254.50
- -----------------------------------------------------------------------------------
                                                                  x .000344827
- -----------------------------------------------------------------------------------
Registration Fee                                                    $16,968.00
===================================================================================

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by Siebel Systems, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

         (a) The Registrant's latest prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), that contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed.

         (b) All other reports filed pursuant to Sections 13(a) or 15(d) of Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the annual reports, the prospectus or the registration statement referred to in (a) above.

         (c) The description of the Registrant's Common Stock ("Common Stock") which is contained in the Registration Statement Form 8-A filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment, which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this Registration Statement from the date of the filing of such reports and documents.

                            DESCRIPTION OF SECURITIES

         Not Applicable.

                     INTERESTS OF NAMED EXPERTS AND COUNSEL

         As of July 10, 1996, attorneys affiliated with Cooley Godward Castro Huddleson & Tatum ("Cooley Godward") beneficially owned through an investment partnership an aggregate of 28,000 shares of Common Stock and James C. Gaither, a director of the Company and a partner of Cooley Godward, owned 88,000 shares of Common Stock and has an option to purchase 22,000 shares of Common Stock.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Registrant's Bylaws provide that the Registrant will indemnify its directors and executive officers and may indemnify its other officers, employees and other agents to the fullest extent permitted by Delaware law. The Registrant is also empowered under its Bylaws to enter into indemnification contracts with its directors and officers and to purchase insurance on behalf of any person it is required or permitted to indemnify. Pursuant to this provision, the Registrant has entered into indemnity agreements with each of its directors and executive officers.

         In addition, the Registrant's Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, the Registrant's directors will not be liable for monetary damages for breach of the directors' fiduciary duty of care to the Registrant and its stockholders. This provision in the Certificate of Incorporation does not eliminate the duty of care, and, in appropriate circumstances, equitable remedies such as an injunction or other forms of non-monetary relief would remain available under Delaware law. Each director will continue to be subject to liability for breach of director's duty of loyalty to the Registrant, for acts or omissions not in good faith or involving intentional misconduct, for knowing violation of the law, for any transaction from which the director derived an improper personal benefit, for improper transactions between the director and the Registrant, and for improper distribution to stockholders and loans to directors and officers. This provision also does not affect a

                                       1.

director's responsibilities under any other laws, such as federal and state securities laws or state and federal environmental laws.

                       EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.

                                    EXHIBITS

EXHIBIT
NUMBER

(1)4.1          Restated Certificate of Incorporation of the Registrant

(1)4.2          Bylaws of the Registrant

(1)4.3          Specimen Stock Certificate

(1)4.4 Restated Investor Rights Agreement, dated December 1, 1995, between the Registrant and certain investors, as amended April 30, 1996

(1)4.5 Amendment Number 2 to the Amended and Restated Investor Rights Agreement dated June 14, 1996

5.1             Opinion of Cooley Godward Castro Huddleson & Tatum

23.1            Consent of KPMG Peat Marwick LLP, Independent Auditors

23.2 Consent of Cooley Godward Castro Huddleson & Tatum is contained in Exhibit 5 to this Registration Statement

24.1            Power of Attorney is contained on the signature pages

(1)99.1         1996 Equity Incentive Plan

(1)99.2         Form of Nonstatutory Stock Option

(1)99.3         Form of Incentive Stock Option

(1)99.4         Employee Stock Purchase Plan

- --------------------
(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-03751), as amended through the date hereof, and incorporated herein by reference.


                                       2.

                                  UNDERTAKINGS

      1. The undersigned Registrant hereby undertakes:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         Provided, however, that paragraphs (1)(a)(i) and (1)(a)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

         (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      2. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such


                                       3.

director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.













































                                       4.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Menlo Park, State of California, on July 10, 1996.

                                      SIEBEL SYSTEMS, INC.



                                      By:    /s/ Thomas M. Siebel
                                          --------------------------------
                                             Thomas M.Siebel
                                             Chairman, President
                                             and Chief Executive Officer


                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas M. Siebel and Justin R. Dooley, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                       5.

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                               TITLE                                   DATE
    /s/ Thomas M. Siebel                President, Chief Executive Officer      July 10, 1996
- ---------------------------------       and Chairman of the Board
     (Thomas M. Siebel)                 (Principal Executive Officer)



      /s/ Justin R. Dooley              Vice President Finance and              July 10, 1996
- ---------------------------------       Administration (Principal Financial
       (Justin R. Dooley)               and Accounting Officer)




        /s/ Pehong Chen                 Director                                July 10, 1996
- ---------------------------------
         (Pehong Chen)


       /s/ James C. Gaither             Director                                July 10, 1996
- ---------------------------------
        (James C. Gaither)


        /s/ Eric E. Schmidt             Director                                July 10, 1996
- ---------------------------------
         (Eric E. Schmidt)


       /s/ Charles R. Schwab            Director                                July 10, 1996
- ---------------------------------
        (Charles R. Schwab)


       /s/ George T. Shaheen            Director                                July 10, 1996
- ---------------------------------
        (George T. Shaheen)


       /s/ A. Michael Spence            Director                                July 10, 1996
- ---------------------------------
        (A. Michael Spence)




                                       6.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER

(1)4.1      Restated Certificate of Incorporation of the Registrant

(1)4.2      Bylaws of the Registrant

(1)4.3      Specimen Stock Certificate

(1)4.4 Restated Investor Rights Agreement, dated December 1, 1995, between the Registrant and certain investors, as amended April 30, 1996

(1)4.5 Amendment Number 2 to the Amended and Restated Investor Rights Agreement dated June 14, 1996

5.1         Opinion of Cooley Godward Castro Huddleson & Tatum

23.1        Consent of KPMG Peat Marwick LLP, Independent Auditors

23.2        Consent of Cooley Godward Castro Huddleson & Tatum is contained in
            Exhibit 5 to this Registration Statement

24.1        Power of Attorney is contained on the signature pages

(1)99.1     1996 Equity Incentive Plan

(1)99.2     Form of Nonstatutory Stock Option

(1)99.3     Form of Incentive Stock Option

(1)99.4     Employee Stock Purchase Plan



- ----------------------------

(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 333-03751), as amended through the date hereof, and incorporated herein by reference.




                                       7.